UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2021

MGT Capital Investments, Inc.

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Fayetteville Street, Suite 1110 Raleigh, North Carolina	27601	(914) 630-7430
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2021, MGT Capital Investments, Inc. (the “Company”), a Delaware corporation, entered into an exchange agreement (the “Exchange Agreement”) with Bucktown Capital, LLC, a Utah limited liability company (the “Lender”), pursuant to which the Lender exchanged its Convertible Promissory Note, dated March 5, 2021 (the “Note”), in the original principal amount of $13,210,000 for a warrant (the “Warrant”) to purchase 53,500,000 shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”). Subject to the terms and adjustments in the Warrant, the Warrant is exercisable at an initial price of $0.05 per share, for five years from March 5, 2021. The Lender has the option to exercise all or any part of the Warrant on a cashless or cash basis. Following this exchange, the outstanding balance on the Note is zero.

Unless specifically defined herein, the capitalized terms shall have the meanings as defined in the respective documents attached hereto. A copy of the Exchange Agreement and the Warrant are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The descriptions of the Exchange Agreement and the Warrant contained herein do not purport to be complete and are qualified in their entirety by the terms of the Exchange Agreement and the Warrant attached hereto.

Item 1.02.	Termination of a Material Definitive Agreement.

The information contained in Item 1.01 is hereby incorporated by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference.

The issuance of these securities is being made in reliance upon an exemption from registration provided under Section 3(a)(9) of the Securities Act of 1933, as amended.

As of October 1, 2021, the Company had 583,470,903 shares of Common Stock outstanding.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Exchange Agreement dated September 30, 2021.*
10.2	Form of Warrant issued by Company to Investor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT Capital Investments, Inc.

Date: October 4, 2021	By:	/s/ Robert B. Ladd
	Name:	Robert B. Ladd
	Title:	Chief Executive Officer